UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 30, 2003



                             Nittany Financial Corp.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



     Pennsylvania                    0-32623                   23-2925762
----------------------------       -----------                -------------
(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                   File Number)          Identification Number)



116 East College Avenue, State College, Pennsylvania              16801
----------------------------------------------------            ---------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (814) 234-7320
                                                     --------------



                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------




Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits
         -----------------------------------------

         (c) Exhibits:

             99.1     Press Release dated April 30, 2003


Item 9.  Regulation FD Disclosure
---------------------------------

         Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On April 30, 2003, the Registrant issued a press release to report earnings for the quarter ended March 31, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          NITTANY FINANCIAL CORP.



Date: April 30, 2003                      By:  Gary M. Bradley
                                               --------------------------------
                                               Gary M. Bradley
                                               Chief Accounting Officer
                                               (Duly Authorized Officer)